ASSETS HELD FOR SALE	6 Months Ended
Jun. 30, 2018
NEWBUILDINGS [Abstract]
ASSETS HELD FOR SALE
ASSETS HELD FOR SALE
In July 2018, the Company announced an agreement to sell its fully owned subsidiary, Rig Finance Limited to an unrelated third party. Rig Finance Limited owns the jack up drilling rig Soehanah, which is currently employed under a bareboat charter until June 2019. Delivery to the new owner is expected to occur in the second half of 2018. In accordance with US GAAP, it was determined that the disposal group which includes the net book value of the rig and any charter balances including the charter deposit, met the criteria for classification as Held for Sale as at June 30, 2018 and therefore reclassified as such and presented on the balance sheet as "Asset held for sale". The rig had a carrying value of $76.9 million at reclassification from vessels and equipment at June 30, 2018.